UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2010

BE RESOURCES INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53811	42-1737182
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

107 Hackney Circle
Elephant Butte, New Mexico 87935
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (575) 744-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective July 2, 2010, the Board of Directors of BE Resources Inc. (the "Company") approved an amendment to the Company’s employment agreement with its President and Chief Executive Officer, David Q. Tognoni (“Amendment to Employment Agreement”). A copy of the Amendment to Employment Agreement is attached to this report as Exhibit 10.1.

Pursuant to the Amendment to Employment Agreement, the office allowance payable to the employee was increased from $7,500 to $15,000 per month. All other terms and conditions of the existing employment agreement remained in effect and unchanged. The employment agreement expires on December 31, 2010 but may subsequently be renewed with the consent of both parties.

Item 7.01	Regulation FD

On July 2, 2010, the Company issued a press release relating to a consulting agreement with First Canadian Capital Corp. for investor relations services and certain options granted to Mr. Tognoni. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment of Employment Agreement of David Q. Tognoni
99.1	Press Release dated July 2, 2010

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements within the meaning of existing securities legislation and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such forward looking statements include, among others, the intended use of proceeds from the Offering. Such factors that may impact these forward-looking statements include, among others set forth in the Company's reports filed with the Securities and Exchange Commission (“SEC”), the results of its continuing exploration program, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BE RESOURCES INC.

Date: July 9, 2010	By: /s/ Carmelo Marrelli
Carmelo Marrelli,
Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
10.1	Second Amendment of Employment Agreement of David Q. Tognoni
99.1	Press Release dated July 2, 2010